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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 10, 2003
                                                   -------------------------

                        ASSET BACKED FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     333-90830                75-2533468
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(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
        Incorporation)                File Number)          Identification No.)

214 North Tryon Street, Charlotte, North Carolina                    28255
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code     (704) 386-2400
                                                   ----------------------------


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          (Former Name or Former Address, if Change Since Last Report:)




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Item 5.    Other Events

         On or about November 25, 2003, the Registrant caused the issuance and sale of its Asset Backed Certificates, Series 2003-WMC1, consisting of Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Offered Certificates") pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2003, among the Registrant, as depositor, HomEq Servicing Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

         Capitalized terms used but not defined herein have the meaning assigned in the Pooling and Servicing Agreement.



Item 7.    Financial Statements and Exhibits

           (c)    Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

           1.1 Underwriting Agreement, dated as of November 21, 2003 by and among Asset Backed Funding Corporation, Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Countrywide Securities Corporation.


           4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, by and among Asset Backed Funding Corporation, HomEq Servicing Corporation and JPMorgan Chase Bank. (including exhibits)




                            Signature page to follow


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ASSET BACKED FUNDING
                                      CORPORATION


                                      By: /s/ Juanita Deane-Warner
                                          --------------------------------
                                      Name: Juanita Deane-Warner
                                      Title: Vice President



Date:  December 10, 2003



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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.             Exhibit Description          Paper (P) or Electronic (E)
-----------             -------------------          ---------------------------

    1.1           Underwriting Agreement, dated as              E
                  of November 21, 2003 by and
                  among Asset Backed Funding
                  Corporation, Banc of America
                  Securities LLC, Bear, Stearns &
                  Co. Inc. and Countrywide
                  Securities Corporation.

    4.1           Pooling and Servicing Agreement,              E
                  dated as of November 1, 2003, by
                  and among Asset Backed Funding
                  Corporation, HomEq Servicing
                  Corporation and JPMorgan Chase
                  Bank. (including exhibits)